IGAMBIT Files, Form 8-K Announces

Execution of Letter of Intent to Acquire

United Fertility Centers of America

Press Release: iGambit Inc. – Wed, May 13, 2015 2 PM EST

SMITHTOWN, NY., May 13, 2015 /Marketwire/ -- iGambit Inc. (OTCQB: IGMB), a diversified holding company, announced that on May 12, 2015 it entered into a Letter of Intent (“LOI”) with

United Fertility Centers of America (UFCA), which manages specialty outpatient fertility clinics.

Pursuant  to the  LOI, at  closing, iGambit  will buy all the  assets of UFCA and will  assume  certain

specifically  identified  operating  liabilities  of  UFCA.   The  assets  and  liabilities  of  UFCA  will  be

placed into a new wholly-owned subsidiary of iGambit.

The LOI has certain binding and non-binding obligations, including the acquisition consideration which  is  subject  to  adjustment  and  the  transaction  is  subject  to  various  conditions  to  closing,

including  satisfactory  completion  of  due  diligence,  approval  of  the  Company’s  shareholders,  if

required,  and  definitive  documentation.    A  copy  of  the  Form  8-K  report  may  be  accessed  at

www.sec.gov.

David  English,  CEO  of  UFCA,  states,  “UFCA  is  very  excited  about  partnering  with  iGambit.

Their  exceptional  leadership,  core  values  of  integrity  and  service  to  others  and  strong  record  of

collaboration  are  a  perfect  fit  for  our  corporate  mission  and  vision.   Our  mission  is  to  improve

patient  outcomes  through  technological  advancement,  market  innovation,  and  collaboration,  and

to  provide  the  best  possible  service  experience  to  our  patients.   This  partnership  will  allow  us  to

continue to grow and advance the field of assisted reproductive technology services.”

John   Salerno,   Chairman   and   CEO   of   iGambit,   said,   “We   have   looked   long   and   hard   for

companies  that  can  benefit  from  ownership  in  the  iGambit  holding  company  model  and  that

exhibit  exceptional  management  and  significant  potential  for  growth.   I am  pleased  to  report  that

we   have   found   a   terrific   opportunity   for   iGambit,   UFCA   and   our   stakeholders   in   this

combination.    We  look  forward  to  having  a  close  and  rewarding  relationship  with  the  UFCA team  as  they  seek  to  continue  on  their  mission  of  providing  assisted  reproductive  technology  as an accepted, safe, and practical solution for all in need.”

About  iGambit  Inc:      iGambit  (OTCBB:  IGMB)  is  a  fully  reporting  publicly-held  company.

We  are  a diversified  holding  company  pursuing  and  evaluating a  number  of  strategic  objectives.

These   objectives   include,   among   others,   the   potential   acquisition of   small   to   medium   size

businesses.  We  believe  that  the  background of our management  and  of our  Board  of  Directors  in the  technology  markets  is  a  valuable  resource  that  makes  us  a  desirable  business  partner  to  the companies  that  we  are  seeking  to  acquire.  When  we  acquire  a  company,  we  work  to  assume  an active role in the development and growth of the company, providing both strategic guidance and

operational   support.   Once   a   company   joins   our   partner   company   network,   our   collective

expertise  is  leveraged  to  help  position  that  company  to  produce  high-margin,  recurring  and predictable  earnings  and  generate  long-term  value  for  our  stockholders. For  more  information,

please visit www.igambit.com.  Information on our website does not comprise a part of this  press release.

About  UFCA:   UFCA  (www.ufca.us),  provides  its  fertility centers  with  innovation  and  thought

leadership   in   assisted   reproductive   technology.   along   with   administrative   services   such   as

finance,   accounting,   human   resources,   risk   management,   legal   and   purchasing   support;

marketing   and   sales   support,   internet   marketing   and   website   support,   access   to   integrated

information systems, and access to capital for financing clinic operations and expansion.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this document  and elsewhere by iGambit  are "forward-looking statements"

within  the  meaning  of  the  Private  Securities  Litigation  Reform  Act  of  1995.  Such  information includes,  without  limitation,  the  business  outlook,  assessment  of  market  conditions,  anticipated

financial   and   operating   results,   strategies,   future   plans,   contingencies   and   contemplated

transactions  of  the  company.  Such  forward-looking  statements  are  not  guarantees  of  future performance  and  are  subject  to  known  and  unknown  risks, uncertainties  and  other  factors which

may   cause   or   contribute   to   actual   results   of   company   operations,   or   the   performance   or

achievements  of  the  company  or  industry  results,  to  differ  materially  from  those  expressed,  or implied  by  the  forward-looking  statements. In  addition  to  any  such risks, uncertainties  and  other factors  discussed  elsewhere  herein,  risks,  uncertainties  and  other  factors  that  could  cause  or contribute to actual  results  differing  materially  from those  expressed  or  implied  for  the  forward-

looking  statements  include,  but  are  not  limited  to  fluctuations  in  demand;  changes  to  economic growth  in  the  U.S.  and  U.S.  government  policies  and  regulations,  including,  but  not  limited  to those  affecting  the  medical  fertility  clinic  industry.  iGambit  undertakes  no  obligation  to  publicly update  any  forward-looking  statements,  whether  as  a  result  of  new  information,  future  events  or

otherwise.   Actual   results,   performance   or   achievements   could   differ   materially   from   those

anticipated  in  such  forward-looking  statements  as  a  result  of  certain  factors,  including  those  set forth in iGambit Inc.'s filings with the Securities and Exchange Commission.

Investor Relations Contact:

iGambit Inc.

John Salerno, CEO

631-670-6777

john@igambit.com